Exhibit 23.2

                              Accountants' Consent


The Unitholders of
Regency Centers, L.P.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                  /s/ KPMG LLP

                                    KPMG LLP


Jacksonville, Florida
May 7, 2001